Millennial Acquisition	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Millennial Acquisition
7.	MILLENNIAL ACQUISITION
On January 25, 2022, Lithium Americas completed the acquisition of Millennial through the purchase of all issued and outstanding shares of Millennial at a price of CDN$4.70 per share, payable in a combination of Lithium Americas common shares and cash of CDN$0.001 per Millennial share, for total consideration of $359,729. As a term of the offer, the Company paid Millennial $20,000 as reimbursement of break fees owed under the previous acquisition agreement entered into by Millennial with a third party.
The Company incurred $5,812 in other transaction costs. The transaction was accounted for as an asset acquisition.
Through Millennial, the Company owns two lithium projects in Argentina: Pastos Grandes and the Cauchari East project (“Cauchari East”, and together with Pastos Grandes, the “Millennial Projects”).
Pastos Grandes, located in the Salta province of Argentina, is a brine lithium deposit and was subject to extensive exploration and evaluation efforts pre-acquisition
by the previous owners. Cauchari East is located adjacent to Cauchari-Olaroz in the Province of Jujuy in Argentina, with only limited exploration, evaluation and permitting work completed to date.
Consideration for the purchase of Millennial is as follows:

$

Cash	105
Lithium Americas common shares	333,812

Transaction costs	25,812
Consideration given	359,729

The allocation of the purchase price to the assets acquired and liabilities assumed is based upon fair values at the date of acquisition as set out below:

$

Cash and cash equivalents	33,636

Receivables, prepaids and deposits	999

Property, plant and equipment	4,211

Exploration and evaluation assets	338,050

Accounts payable and accrued liabilities	(17,167)

Net assets acquired	359,729